UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: April 30, 2011
Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.
Cambiar Opportunity Fund
Cambiar International Equity Fund
Cambiar Small Cap Fund
Cambiar Aggressive Value Fund
Semi-Annual Report      October 31, 2010
The Advisors’ Inner Circle Fund

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2010
TABLE OF CONTENTS

Shareholders’ Letter	1

Schedules of Investments	11

Statements of Assets and Liabilities	28

Statements of Operations	30

Statements of Changes in Net Assets	32

Financial Highlights	36

Notes to Financial Statements	42

Disclosure of Fund Expenses	54

Approval of Investment Advisory Agreement	56
The Funds file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
Cambiar Investors, LLC
Shareholder Letter
October 31, 2010
Dear Investor:
The middle parts of 2010 were marked by a sharp equity markets correction and subsequent recovery, with very little overall net change. It was reasonable to expect that at some point following the fierce stock market recovery that began in March 2009, fears of economic malaise would resurface and compress market prices. This process featured a collapse in government bond yields and some widening of interbank funding costs — both of which were features of the financial landscape leading up to the market collapse in the fall of 2008. However, other key financial elements did not follow suit. Business conditions for most of the companies we follow globally have remained robust, with the notable exception of “bubble beneficiaries” such as banks and homebuilders. Corporate credit spreads versus government bonds did not widen out to any appreciable degree during this summer swoon, suggesting that bond market buyers did not detect a great deal of repayment risk on corporate debt.
In other words, there was a clear disconnect between the market swoon and real conditions on the ground. Net, the summer correction provided Cambiar with a range of opportunities in our various strategies, and our funds have performed particularly well as evidence that a fresh bout of economic contraction and financial stress was not at hand. The largest of the funds, the Cambiar Opportunity Fund, Investor Class Shares, gained 2.1% for the six months ended October 31, compared to the broader market S&P 500 Index which gained 0.7%. Similarly, the smaller cap focused Cambiar Small Cap Fund (formerly the Cambiar Conquistador Fund), Investor Class Shares, returned 3.3% versus the Russell 2000 Index’s -1.2%, and the Cambiar International Equity Fund posted an 8.0% return compared to the MSCI EAFE Index’s return of 5.7% over the same 6 month period. Lastly, the newest fund, the Cambiar Aggressive Value Fund returned 6.0% compared to the Russell 3000 Index, which was up 0.6%.
We noted in our April shareholder letter that the historical pattern for equity returns following a major bear market low is explosive performance off the bottom in year one followed by a period of relatively range-bound performance accompanied by some degree of multiple compression in year two. So far equity markets remain true to form, and generated limited net progress for the first three quarters of 2010. It is also worth noting that the typical pattern following this consolidation phase is for a second wave of upwards performance to ensue in year three. The rate of ascent is generally at a slower rate than the initial rip off the bottom, but nonetheless substantial and durable

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
into years four and beyond. Whether this transpires or not, we are not making specific predictions, but the setup is in place: broader market PE multiples are drifting in the 11-13x range (not seen since the early 1980s), dividend yields in the U.S. and abroad are consistently higher than bond yields (something we have not seen since the early 1950s), and the pervasively gloomy national consciousness would, on balance, seem poised to improve somewhat after a severely trying economic and political cycle.
The real financial markets “action” this year lies buried somewhere in this pervasive gloom. There is, seemingly as a consequence of the terrible losses of the 2007-08 equity downturn and housing market declines, an overwhelming preference for security of principal, without much consideration for relative opportunities elsewhere. To wit, retail flows into bond funds in 2010 are nearly 100x the flows into equity funds, yet the reference U.S. Treasury yields range from 0.1% at the short end to less than 2.0% as far out as seven years. Outside of sustained deflation, returns for these investments will of mathematical necessity be minimal. Infinitesimally low yields are not confined to the United States Treasury market. The nearly 400 year old Bank of England issued two-year notes at a yield of 0.6% recently, the lowest in its four century history. Elsewhere in bond land, the Mexican government issued a 100-year U.S. dollar denominated bond in September, as did one of our railroad holdings (Norfolk Southern). Exactly who invests in 100-year bonds? At the other end of the spectrum, gold prices embed substantial inflation concerns, yet it is difficult to forecast imminent inflation when housing comprises 42% of the Consumer Price Index and when commodities lie 14% below their levels from late 2006 as measured by the CRB Index. In the same intervening four years, gold prices have increased by 115%. While gold is sometimes a proxy for dollar weakness, the dollar is down 10% in the past four years versus a basket of major currencies (the DXY Index), hardly enough to validate such a rise in gold.
The gold market, in the form of fresh all-time highs, and the global bond market, in the form of fresh all-time low yields, are signaling something - but what is it exactly? It would seem that one of these markets (bonds or gold) is clearly way off target, as these irreconcilable outcomes cannot simultaneously be correct. Posed this way, the contradiction seems clear enough, but perhaps there is something entirely different expressed in these asset prices. No doubt, in gold’s ascent the implied fear is some form of sustained currency debasement and/or deliberate inflation of the economy to dilute the value of debts, notwithstanding the aggregate tradable commodity and real estate deflation over the past four years. Conversely, the thirst for bonds in general and some form of secure yield and principal at any price in particular, suggest that investors’ collective appetite for assets whose ultimate value is indeterminate (and therefore subject to some degree of risk) has simply collapsed — to the point where security of principal is the only apparent value.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
Is security of principal, in nominal dollar and/or alternatively real dollars, such an overwhelming concern that by a nearly infinite margin, investors have come to prefer instruments that are finite and secure over those of unlimited duration and open ended in their ultimate value? It would so appear. At the end of August, the comparative “earnings yield” of the stock market reached an all-time wide spread (including the Great Depression) versus the effective after-tax yield on bonds.
A Tyranny of the Timid
Either of these preferences speak to a prevailing pessimism and tail risk sensitivity to statistically extreme outcomes. Indeed, this yearning for safety goes to the heart of the argument about policy and economic recovery in the developed world; i.e., whether it can be achieved in a reasonable time frame in the wake of housing and credit bubbles and endlessly errant government policies, and whether monetary authorities best serve common interests by being conservative or interventionist in their conduct. It is not my purpose to take that debate on headfirst, other than to point out that it is in the error of profound pessimism masquerading as conservatism that the worst of our fears may be reached. This is not a 21st century debate. It is as old as the industrial economy that emerged in the 1700s. Consider this passage from David Ricardo’s Principles of Political Economy and Taxation (1817) from Chapter 27 “On Currency and Banks”:
“Should every man withdraw his balance from his banker on the same day, many times the quantity of Bank notes now in circulation would be insufficient to answer such a demand. A panic of this kind was the cause of the crisis in 1797: and not, as has been supposed, the large advances which the Bank had then made to Government. Neither the Bank nor Government were at that time to blame; it was the contagion of the unfounded fears of the timid part of the community, which occasioned the run on the Bank, and it would equally have taken place if they had not made any advances to Government, and had possessed twice their present capital.”
The key passage is noteworthy: “It was the contagion of the unfounded fears of the timid part of the community” where the real problem resided. Excessive caution has plagued the financial apparatus and national character many times before; longer term, it is a self-fulfilling path to economic nihilism — a tyranny of the timid. If all economic agents simultaneously withdraw from activity and risk to sit on self-comforting stacks of cash or gold, the whole systems collapses on itself and the tail risks of Japanese-styled deflation, or Weimar Republic hyperinflation, may actually be realized.
Evidently, not much has changed since the 18th century. In modern society, the tools available to implement the tyranny of the timid are arguably more potent than 18th century bank runs. When social contagion, and not a coherent analysis, colors the future so darkly, emotive responses ensue. Emotive caution quickly becomes institutionalized

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
via the lawyers, accountants, actuaries, and consultants who advise pension funds or their plan sponsors, and is brought into focus by the lens of financial media who reinforce such caution with panache and the pretense of objectivity. Through the collective community of investors, academics, journalists, and media personalities, a decision to withdraw entirely from the societal flow of commerce and business value gains public endorsement. All individuals are entitled to their preferences, but as an across the board societal decision, wholesale withdrawal of this form starves the national economy and consciousness of the vital importance of market priced risk and uncertainty necessary to any version of a future that we would care to live in. This... is mostly an observation, and a bit of a warning. The tyranny of the timid has generally yielded to the bravado of the bold, or on a select few occasions just to tyranny; in either case the security of bond principal or gold ETFs won’t be of much value.
End of the Journey?
The financial media has lately been active with comments from some longstanding bond market observers that 2010 may mark the end of the government bond bull market that has been underway since 1981. Bull markets, especially very long ones, have been known to end under extreme conditions, and anecdotally we see some evidence of extreme behavior, such as the aforementioned 100-year bonds. More tellingly perhaps are some historical anomalies in the yield curve. Over the course of the nearly 30 year-old bond bull market, the spread between the medium duration 5-year note and the very long duration 30-year bond has not materially exceeded 200 basis points. Recent movements have caused 30-year bonds to rise to an all-time wide spread of 279 basis points, or a 40% wider spread than in previous economic recoveries. Odd valuation anomalies such as this often presage reversals or paradigm shifts in asset pricing and fundamentals, and it is worth taking note.
Planes, Trains, and Automobiles
As the 21st Century unfurls before us, the transportation demands of a vastly larger population residing in emerging industrial nations necessitate bold actions. There are not one, but two dynamic influences: the logical desire of the emerging middle class in newly industrialized nations to enjoy mobility, and the constraint of global oil supply and costs that will of necessity influence transportation choices and technology. Whereas transportation technology was once honed in racecars and cold war strategic fighters, only to trickle down to mainstream use over time, increasingly we see the reverse: mainstream transportation vehicles will of necessity adopt the best of new and old technologies, often before racing or military applications.
Just twenty years ago, an analysis of global transportation was a simple affair. About 400 million automobiles and trucks existed in 1990, with half of them resident in the

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
U.S. and the other half abroad. Americans spent a good deal more per car, leaving us largely in charge of the global value chain associated with automobiles. Something similar could be said for aircraft and trucks. Trains were a curious anachronism of the 19th Century, still useful for bulk cargo and a handful of tax shelter schemes in the U.S. The far denser populations of Europe and Japan found some use for intercity passenger trains. These 400 million vehicles drank down about 65 million barrels of oil per day.
In 2011, there will be about 800 million cars and trucks on the road worldwide, with about 250 million of them in the U.S., collectively drinking about 87-88 million barrels of oil per day. A 12-year old with graph paper and a ruler can show you where these trends are going — to perhaps a 1.3 billion cars by 2020, and well over 100 million barrels of oil per day to fuel them. The cars are getting more efficient per vehicle, but it’s the raw growth in their numbers that is forcing upwards oil demand. Yet there are few, if any, credible souls who believe global oil production can reach or sustain these levels. Opinions vary, but there is precious little optimism for global oil production volumes in excess of 95 million barrels a day (“MBD”). At 90 MBD of demand, a level that we may see by the end of 2012, energy markets are bound to exercise their own version of tyranny given limited spare capacity and the fears this conjures. Bold solutions are called for, as few who have enjoyed the unlimited mobility of modern society are apt to give it up lightly.
Autos
Think Small, Think Diesel — For the world to operate effectively at not much more than ~90 MBD of global supply, we need quite simply to get a lot more mileage out of the global vehicle fleet. A typical mid-2000s model year car converts approximately 25-30% of the energy content of gasoline to actual motion, with the remaining 70-75% wasted due to a combination of 1) inertia, 2) thermal losses, 3) frictional losses (wind, tire, and drivetrain), and 4) pumping (compression) losses. Electric cars can understandably capture one’s imagination as a solution, but to date battery technology does not offer remotely adequate energy storage as compared to gasoline. Until and unless this changes, it is hard to regard pure electric cars as a serious solution. An electric hybrid vehicle takes some of the frictional losses and converts these back into useable energy, while simply driving a smaller car reduces inertial losses. An electric hybrid might convert closer to 40% of the energy content of fuel to motion, but will lose at least some of this efficiency to increased vehicle weight versus a conventional engine, and at least for the moment, the increased vehicle cost generally exceeds the value of incremental mileage. There are also serious durability questions about hybrid powertrains that remain unanswered. Outside of the United States, commercial interest in hybrids isn’t especially high.
Of the above factors it is often pumping losses (created in the compression-phase of a four-stroke engine) that are the most substantial drag on fuel efficiency. Over 100 years

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
ago, German-born engineer Rudolf Diesel developed a unique engine design (which bears his name today) that uses the compression phase of the four-stroke cycle to create heat and detonate an air-fuel mixture, thereby converting the pumping losses to gains, with somewhat lower thermal losses. In the old days of carbureted engines, this efficient design was beset by significant air-flow and combustion quality limitations -hence the sooty smoky reputation of diesel motors. But bring in 21st Century electronics and materials science, and things change. Through a combination of turbocharging, digitized timing, greater fuel-air compression, and highly pressured direct fuel injection into the cylinder near the top of the compression phase, highly efficient combustion can be achieved. Net, 2010 model year diesel cars can convert as much as 45% of the energy content of diesel fuel into motion. Relative to conventional gasoline four stroke motors, that’s a 50-65% fuel efficiency gain, with a very limited relative cost differential. Notionally, a lightweight hybrid diesel on very skinny tires would be the most fuel efficient design of all — so far there isn’t much of a market for that.
Europeans automotive original equipment manufacturers (“OEM“s) have long understood the merits of the diesel design, and are at this point far ahead of American and Asian OEMs in the next generation of diesel powerplants. Diesel sales in the major European countries represent 50-70% of units presently. The reader can peruse the various automotive publications and, screening for fuel mileage, find some astonishing figures for European model diesels, many of which run in the 45-65 mpg range for relatively normal-sized vehicles. These are gradually trickling in to the United States. European OEMs, and the Germans specifically, have also been effective in using some engine management tricks of modern diesels in conventional gasoline engines such as small turbos and direct injection, greatly improving power per unit of displacement. Look for a lot of very potent 3 and 4-cylinder engines in next generation (model years 2012+) vehicles.
The substantial anticipated growth in the global automotive fleet, the prestige associated with automobile ownership, and the need for a seismic change in fuel efficiency creates opportunities as well as risks for global auto producers. While this has been a fragmented and competitively difficult industry for many years, we have identified several automotive and auto-related suppliers that we believe stand on the right side of these trends.
Given a technological lead and superior branded-pricing power, we see the German core auto OEMs as possessing sustained competitive advantages in an otherwise fragmented and capital intensive industry. Like many equities that we encounter in late 2010, valuation is hardly a gating factor — The question is what do you want to buy? Accordingly, in our International Fund we hold two positions in German OEMs. Volkswagen (VOW.GR €94), a recent purchase, trades at an undemanding enterprise

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
value of 0.2x trailing revenue and less than 2x EBITDA, and appears poised to surpass Toyota Motors for the global #1 status among manufacturers by virtue of its strong position in China. Volkswagen has excellent diesel technology, and a great position in luxury brands through its ownership of Audi, Porsche, and a number of Italian marques. Although it is best known for luxury sedans, Daimler AG (DAI GR €47) holds a not as well known global #1 position in heavy trucks, where new engine technologies are similarly impactful. Daimler’ multiples are higher at 0.50x revenue and 3x EBITDA, but these metrics are still at a 40-50% discount relative to history. The Japanese Auto OEMs are comparatively further along with hybrid and pure electric solutions, though valuations are not as compelling as for the Germans. Toyota Motors (TM — $71) formerly enjoyed the status of global leader, and may yet again, but does not appear to be leading the market in terms of technology, design, or brand equity at this time. We find Nissan Motors (7201.JP — ¥710) more compelling at 0.35x revenue, about 3x EBITDA and less than 1x book value as more attractive and with better new product-momentum. It is more difficult to identify a sustainable competitive advantage for the lone U.S. OEM Ford Motor Corp (F — $14), other than that it has emerged from the Great Recession with a far superior market position and better product portfolio than in many years. We just can’t get there on valuation at this time. Our U.S. exposure to automotive technology is on the components side through Dow component Honeywell (HON — $47), which remains the dominant supplier of turbochargers globally, along with some excellent (but not altogether related) avionics and industrial process equipment.
Aviation
The Sky is not the Limit — For commercial aviation, fuel cost per passenger is an increasingly limiting factor. At today’s ~$80 per barrel oil, fuel costs represent approximately 40% of the cost of the average commercial flight, with the remainder split among labor, capital costs, services, and various fees. Accordingly, moderate improvements in fuel economy can generate substantial impacts to profitability per plane. As energy prices began their climb upwards starting in the early 2000s, older airframes that used to populate the skies, such as the MD-80/Boeing 717, the MD-11, and just about any plane with more than two engines have been aggressively parked in the aircraft equivalent of junkyards. This is one of the main reasons why flights in the U.S. are so consistently packed — whereas in the past, airlines may have taken old planes out of storage to handle greater volumes of traffic, these older models are so completely uneconomic at current energy prices that it makes little sense to do so.
Consequently, there is a very strong pending replacement cycle in developed nations for new aircraft. In emerging markets, the pending cycle is potentially more potent, as the propensity to travel by plane is almost identically tied to the national and per capita income growth trends that have doubled the global automobile count over the last

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
20 years. The topography of Asia, in particular, make longer distance transportation by car or rail implausible across many deeply populated regions, and the considerable number of very large cities necessitate higher capacity aircraft (twin aisle jumbo jets) for adequate service. For both developed and developing nations, the need for new and replacement airframes should lead to growth in the global number of aircraft in service from about 20,000 currently to 27-28,000 by the end of the decade. Embedded in this assumption are some likely elevated net retirement rates for the existing fleet; actual deliveries may be as high a 12,000 aircraft or more.
Depending on the type of plane, newer aircraft designs can achieve fuel efficiency improvements of 15-25% versus the installed fleet. While not as impressive as the fuel efficiency gains from modern diesel engines, when one considers the large percentage of time that aircraft are in service, the dollars saved per day or per week can be very substantial. For both narrow aisle and twin aisle planes, the fuel savings come from three main areas: 1) next generation engines (~55%), which burn hotter and which squeeze more air through the engine per unit of fuel consumed, 2) lighter airframes (~30%), made from composites and light metal alloys, and 3) more efficient wing designs (~15% at most). If it were feasible to hang the next generation engine designs off the wings of older aircraft, the airlines and manufacturers would do so and avoid the enormous retooling costs. But it is not so simple; next generation engines have larger physical dimensions and different weight distributions than the older designs. The new engines result in substantial changes to an aircraft’s geometry, necessitating clean sheet designs.
There are many beneficiaries of aircraft replacement super-cycle. The best known are Boeing (BA — $70) and Airbus, the main subsidiary of French-domiciled EADS (EAD.FP — €18), which each control close to 50% of the market for larger commercial aircraft. Neither company has a straightforward route to prosperity, however, as the aviation super-cycle necessitates enormous upfront investments to achieve these efficiencies. The heavy upfront investment plays havoc with conventional earnings and cashflow-based valuation metrics — they just don’t capture the longer term picture when costs are so front-end loaded. Boeing and Airbus are each caught in very heavy investment cycles for next generation widebodies in the B787 and A350 designs; these planes would make obsolete most current twin aisle planes in service. Both planes should eventually fly, but employ so much new technology in terms of materials science and engineered subsystems as to make firm estimates of their deliveries to airlines impossible...2013 perhaps? Of the two investment options, we lean towards EADS in our International portfolio; EADS is trading at 0.35x revenue, versus 0.80x revenue for Boeing, with less exposure to military programs whose ongoing funding is in some question.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
Neither Boeing nor Airbus has any serious inclination to re-design the workhorses of most modern airlines, the single aisle ~150 seat sized B737 series and A320 series, until after 2020. They don’t have the engineering resources to divert from other programs, and both airframes have large order books that a clean-sheet design would upend. The single-aisle market is enormous in dollar value terms, worth perhaps a half a trillion dollars in orders over the next 10 years. The delay may provide a rare opening into the commercial duopoly for Canadian Aircraft producer Bombardier (BBD/B.CN — C$5.00). Bombardier produces private jets and the Canadair line of regional jets (RJs); these face some degree of fuel economy obsolescence issues as well. Bombardier has thrown its hat in the ring with a fairly revolutionary jumbo-RJ called the C-series. This aircraft is a 100-130 seat plane that looks like a 7/8th scale 737; however, it utilizes all the newest fuel saving tricks such as multi-stage high bypass ratio engines, a carbon-fiber wing, and a composite/alloy-based fuselage. It is an impressive design on paper, and could translate into a very substantial market entry if it gains commercial acceptance, which remains unclear as of yet — but that is what makes the stock interesting. Apart from this rather high-potential but hard to value opportunity, Bombardier is a dominant supplier to urban subway and high-speed rail buildouts, for both rail stock and track. These rail-based businesses are ramping up rapidly, as (apart from the United States) most countries view rail-based solutions as critical to efficient inter and intra city transportation. At a valuation of 0.45x revenue and about 12x earnings, Bombardier prices in little if any value associated with success for the C-series aircraft or material order growth for its rail solutions. We own a position in Bombardier in our International and Aggressive Value Funds.
Hopefully our discussion of modern transportation solutions is of some interest. The opportunity set is indeed substantial, and it is mostly in the developed, rather than the developing, world where these solutions will be constructed and monetized, and similarly so for the related employment opportunities. We raise these final points because it lately has become altogether too common to dismiss industrial opportunities in the developed world. There are plenty of opportunities; one just has to choose to open one’s eyes a bit.
Thank you for your continued confidence in us.

Brian M. Barish
President
Cambiar Investors LLC
This represents management’s assessment of the funds and market environment at a particular point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
Definition of Comparative Indices
MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.
S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2010 (Unaudited)
SECTOR WEIGHTINGS†

†	Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.8%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 4.5%
Honeywell International	950,000	$44,754,500

AGRICULTURE — 3.1%
Archer-Daniels-Midland	925,000	30,821,000

BUSINESS SERVICES — 4.1%
DST Systems	340,000	14,711,800
Western Union	1,500,000	26,400,000

		41,111,800

CONSTRUCTION & ENGINEERING — 2.0%
KBR	800,000	20,320,000

CONSUMER STAPLES — 2.4%
CVS Caremark	800,000	24,096,000

CONTAINERS & PACKAGING — 2.2%
Owens-Illinois*	800,000	22,424,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2010 (Unaudited)
COMMON STOCK — continued

	Shares	Value
ELECTRICAL EQUIPMENT — 2.3%
Cooper Industries, Cl A,	435,000	$22,802,700

ELECTRONICS MANUFACTURER — 6.9%
Corning	1,750,000	31,990,000
Flextronics International Ltd.*	5,200,000	37,232,000

		69,222,000

ENERGY EQUIPMENT & SERVICES — 3.7%
National Oilwell Varco	690,000	37,094,400

FOOD, BEVERAGE & TOBACCO — 8.6%
Altria Group	875,000	22,242,500
Philip Morris International	350,000	20,475,000
Ralcorp Holdings*	340,000	21,100,400
Unilever	740,000	21,970,600

		85,788,500

INSURANCE — 8.2%
ACE Ltd.	500,000	29,710,000
MetLife	800,000	32,264,000
Willis Group Holdings	615,000	19,557,000

		81,531,000

INVESTMENT MANAGEMENT COMPANIES — 5.2%
AllianceBernstein Holding, LP	420,000	10,248,000
Ameriprise Financial	385,000	19,900,650
Bank of New York Mellon	850,000	21,301,000

		51,449,650

MEDIA — 2.2%
Time Warner	675,000	21,944,250

MEDICAL PRODUCTS & SERVICES — 11.0%
Aetna	720,000	21,499,200
Baxter International	655,000	33,339,500
Hospira*	385,000	22,899,800
Medtronic	900,000	31,689,000

		109,427,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2010 (Unaudited)
COMMON STOCK — continued

	Shares/Contracts	Value
OIL, GAS & CONSUMABLE FUELS — 11.1%
Apache	350,000	$35,357,000
Chevron	250,000	20,652,500
Devon Energy	400,000	26,008,000
Hess	460,000	28,993,800

		111,011,300

PHARMACEUTICALS — 4.3%
Abbott Laboratories	450,000	23,094,000
Teva Pharmaceutical Industries ADR	385,000	19,981,500

		43,075,500

RAILROADS — 5.2%
Norfolk Southern	500,000	30,745,000
Union Pacific	235,000	20,604,800

		51,349,800

RETAIL — 3.3%
Target	625,000	32,462,500

SEMI-CONDUCTORS & INSTRUMENTS — 5.5%
Applied Materials	2,500,000	30,900,000
ON Semiconductor*	3,100,000	23,777,000

		54,677,000

TOTAL COMMON STOCK (Cost $774,941,192)		955,363,400

WARRANTS — 1.4%
Bank of America, Expires 01/16/19, Strike Price: $13.30* (Cost $22,416,045)	2,400,000	14,160,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2010 (Unaudited)
SHORT-TERM INVESTMENT (A) — 1.9%

	Shares	Value
HighMark Diversified Money Market Fund Fiduciary Shares, 0.070% (Cost $18,953,166)	18,953,166	$18,953,166

TOTAL INVESTMENTS— 99.1% (Cost $816,310,403)		$988,476,566

Percentages are based on Net Assets of $997,635,236.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2010.

ADR	American Depository Receipt

Cl	Class

LP	Limited Partnership

Ltd.	Limited
Contracts For Difference held by the Fund at October 31, 2010, are as follows:

		Number of
		Contracts		Unrealized
Company		Long	Notional	Appreciation
Reference	Counterparty	(Short)	Amount	(Depreciation)

Abbot Laboratories	Goldman Sachs	300,000	$15,666,720	$(270,720)
Apache	Goldman Sachs	125,000	12,524,963	102,537
Chevron	Goldman Sachs	100,000	6,737,160	1,523,840
CVS Caremark	Goldman Sachs	550,000	16,923,140	(357,140)
Devon Energy	Goldman Sachs	250,000	15,667,505	587,495
Exxon Mobil	Goldman Sachs	800,000	52,006,732	1,169,268
Hess	Goldman Sachs	300,000	16,935,450	1,973,550
Owens Illinois	Goldman Sachs	315,000	8,587,720	(178,720)
Western Union	Goldman Sachs	700,000	11,115,370	1,204,630

				$5,754,740

For details of gross appreciation (depreciation) on Contracts for Difference, reference the Statements of Assets and Liabilities.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2010 (Unaudited)
The following is a summary of inputs used as of October 31, 2010 in valuing the Fund’s investments carried at value:

Investments in
Securities	Level 1	Level 2	Level 3	Total
Common Stock	$955,363,400	$—	$—	$955,363,400
Warrants	14,160,000	—	—	14,160,000
Short-Term Investment	18,953,166	—	—	18,953,166

Total Investments in Securities	$988,476,566	$—	$—	$988,476,566

Other Financial
Instruments	Level 1	Level 2	Level 3	Total
Contracts for Difference*	$—	$5,754,740	$—	$5,754,740

*	Contracts for Difference are valued at the unrealized appreciation (depreciation) on the instruments.
For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2010, there were no Level 3 securities.
For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2010 (Unaudited)
SECTOR WEIGHTINGS†

†	Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.1%

	Shares	Value
BRAZIL — 2.1%
Banco Santander Brasil ADR	41,300	$594,720

CANADA — 7.1%
Bombardier	175,000	873,624
Canadian National Railway	8,300	537,674
Canadian Natural Resources	15,900	579,873

		1,991,171

FRANCE — 8.2%
AXA ADR	31,600	576,068
JCDecaux	20,000	585,006
Technip	6,900	579,155
Vallourec	5,600	580,408

		2,320,637

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2010 (Unaudited)
COMMON STOCK — continued

	Shares	Value
GERMANY — 13.2%
Adidas	9,300	$605,842
Bayer	8,800	655,829
Celesio	23,000	547,604
Daimler	8,500	561,000
GEA Group	22,900	598,058
Volkswagen	5,600	734,441

		3,702,774

HONG KONG — 2.0%
Noble Group	386,363	555,252

ISRAEL — 1.9%
Teva Pharmaceutical Industries ADR	10,600	550,140

ITALY — 2.0%
Finmeccanica	40,000	557,625

JAPAN — 18.1%
Asahi Glass	53,000	508,616
Asahi Kasei	98,000	575,469
Kao ADR	21,500	543,520
Komatsu	36,300	888,685
Nissan Motor ADR	33,000	576,510
Nomura Holdings ADR	77,000	389,620
Seven & I Holdings	22,000	511,558
Sony Financial Holdings	160	556,176
TOTO	80,000	530,354

		5,080,508

NETHERLANDS — 7.3%
European Aeronautic Defence and Space	34,000	892,436
Heineken	11,000	556,819
Unilever	20,000	593,800

		2,043,055

SINGAPORE — 3.9%
Singapore Telecommunications ADR	21,000	498,750
United Overseas Bank	41,398	596,221

		1,094,971

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2010 (Unaudited)
COMMON STOCK — continued

	Shares/Contracts	Value
SPAIN — 5.6%
Repsol ADR	34,000	$941,460
Telefonica ADR	7,900	641,006

		1,582,466

SWITZERLAND — 8.6%
Julius Baer Group	16,000	675,791
Lonza Group	6,500	569,369
Philip Morris International	9,700	567,450
Syngenta	2,200	608,887

		2,421,497

TAIWAN — 2.0%
Siliconware Precision Industries ADR	100,000	558,000

UNITED KINGDOM — 16.1%
Aviva	90,000	572,833
Diageo ADR	7,800	577,200
ICAP	79,700	581,309
Imperial Tobacco Group	25,000	798,999
Playtech	75,000	536,897
Royal Dutch Shell ADR	14,000	900,480
Vodafone Group ADR	20,000	550,200

		4,517,918

TOTAL COMMON STOCK (Cost $22,527,029)		27,570,734

PURCHASED OPTIONS — 1.1%

GERMANY — 0.5%
Deutsche Bourse, Call, Expires 06/17/11, Strike Price: $40.00*	100	154,278

NETHERLANDS — 0.6%
Philips, Call, Expires 06/17/11, Strike Price: $16.00*	200	169,567

TOTAL PURCHASED OPTIONS (Cost $326,404)		323,845

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2010 (Unaudited)
SHORT-TERM INVESTMENT (A) — 1.4%

	Shares	Value
Union Bank, N.A. Money Market Fund, 0.020% (Cost $390,107)	390,107	$390,107

TOTAL INVESTMENTS—100.6% (Cost $23,243,540)		$28,284,686

Percentages are based on Net Assets of $28,113,245.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2010.

ADR	American Depositary Receipt
As of October 31, 2010, all of the Fund’s investments are Level 1.
For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2010, there were no Level 3 securities.
For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
OCTOBER 31, 2010 (Unaudited)
SECTOR WEIGHTINGS†

†	Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.9%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 3.8%
Alliant Techsystems*	55,000	$4,193,200
Triumph Group	52,000	4,346,680

		8,539,880

AGRICULTURE — 1.8%
Fresh Del Monte Produce*	184,000	4,071,920

APPAREL/TEXTILES — 1.9%
Carter’s*	173,000	4,307,700

AUDIO & VIDEO — 1.9%
Harman International Industries*	128,000	4,294,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
OCTOBER 31, 2010 (Unaudited)
COMMON STOCK — continued

	Shares	Value
BANKS — 5.8%
Cathay General Bancorp	336,000	$4,569,600
PrivateBancorp, Cl A	355,000	4,185,450
Texas Capital Bancshares*	227,000	4,120,050

		12,875,100

BUSINESS SERVICES — 2.0%
Broadridge Financial Solutions	198,000	4,356,000

CHEMICALS — 2.0%
Solutia*	249,000	4,509,390

COMPUTER HARDWARE — 3.7%
Diebold	130,000	3,984,500
NCR*	317,000	4,349,240

		8,333,740

COMPUTER SOFTWARE — 1.9%
Synopsys*	163,000	4,169,540

CONSTRUCTION & ENGINEERING — 1.9%
Chicago Bridge & Iron GDR*	165,000	4,159,650

CONTAINERS & PACKAGING — 2.0%
Temple-Inland	215,000	4,454,800

ELECTRONICS MANUFACTURER — 2.2%
Jabil Circuit	315,000	4,832,100

ENERGY EQUIPMENT & SERVICES — 7.9%
Key Energy Services*	416,000	4,097,600
Lufkin Industries	97,000	4,738,450
Oil States International*	84,000	4,294,080
Superior Energy Services*	159,000	4,391,580

		17,521,710

INSURANCE — 7.4%
Alterra Capital Holdings	202,000	4,080,400
American Equity Investment Life Holding	388,000	4,209,800
Hanover Insurance Group	91,000	4,117,750
Reinsurance Group of America, Cl A	83,000	4,155,810

		16,563,760

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
OCTOBER 31, 2010 (Unaudited)
COMMON STOCK — continued

	Shares	Value
MACHINERY — 7.3%
Crane	109,700	$4,197,122
Franklin Electric	116,000	4,188,760
Harsco	86,540	2,005,998
Kennametal	41,900	1,430,466
Robbins & Myers	150,000	4,354,500

		16,176,846

MEDICAL PRODUCTS & SERVICES — 9.5%
Alere*	136,000	4,018,800
Emdeon, Cl A*	329,000	4,484,270
Health Net*	160,000	4,302,400
Orthofix International*	137,000	3,837,370
Universal Health Services, Cl B	107,000	4,415,890

		21,058,730

OFFICE EQUIPMENT & SUPPLIES — 1.9%
Herman Miller	217,000	4,172,910

OIL, GAS & CONSUMABLE FUELS — 3.9%
Forest Oil*	138,000	4,240,740
Swift Energy*	141,000	4,490,850

		8,731,590

PHARMACEUTICALS — 1.8%
Medicis Pharmaceutical, Cl A	135,000	4,016,250

RESTAURANTS — 1.9%
Jack in the Box*	187,000	4,330,920

RETAIL — 5.8%
BJ’s Wholesale Club*	96,000	4,006,080
Penske Automotive Group*	332,000	4,465,400
Talbots*	451,000	4,410,780

		12,882,260

SEMI-CONDUCTORS & INSTRUMENTS — 10.1%
Cymer*	115,000	4,249,250
Microsemi*	227,000	4,540,000
Teradyne*	403,000	4,529,720
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
OCTOBER 31, 2010 (Unaudited)
COMMON STOCK — continued

	Shares	Value
SEMI-CONDUCTORS & INSTRUMENTS — continued
TriQuint Semiconductor*	460,000	$4,738,000
Varian Semiconductor Equipment Associates*	138,000	4,508,460

		22,565,430

SHIPPING — 3.8%
Diana Shipping*	299,000	4,081,350
Kirby*	100,000	4,299,000

		8,380,350

TRANSPORTATION EQUIPMENT — 3.7%
GATX	139,000	4,400,740
Wabtec	84,000	3,934,560

		8,335,300

TOTAL COMMON STOCK (Cost $191,900,171)		213,640,276

SHORT-TERM INVESTMENTS (A) — 4.5%
HighMark Diversified Money Market Fund Fiduciary Shares, 0.070%	8,824,307	8,824,307
HighMark U.S. Government Money Market Fund Fiduciary Shares, 0.050%	1,150,887	1,150,887

TOTAL SHORT-TERM INVESTMENTS (Cost $9,975,194)		9,975,194

TOTAL INVESTMENTS—100.4% (Cost $201,875,365)		$223,615,470

Percentages are based on Net Assets of $222,789,856.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2010.

Cl	Class

GDR	Global Depository Receipt
As of October 31, 2010, all of the Fund’s investments are Level 1.
For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2010, there were no Level 3 securities.
For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
OCTOBER 31, 2010 (Unaudited)
SECTOR WEIGHTINGS†

†	Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 76.0%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 10.2%
Bombardier, Cl B	400,000	$1,996,855
European Aeronautic Defence and Space	50,000	1,312,406

		3,309,261

AGRICULTURE — 3.6%
Archer-Daniels-Midland	35,000	1,166,200

APPAREL/TEXTILES — 3.5%
Carter’s*	45,000	1,120,500

AUDIO & VIDEO — 4.1%
Harman International Industries*	40,000	1,342,000

CHEMICALS — 2.8%
Solutia*	50,000	905,500

COMPUTER HARDWARE — 3.2%
NCR*	75,000	1,029,000

COMPUTER SOFTWARE — 4.4%
Playtech	200,000	1,431,723

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
OCTOBER 31, 2010 (Unaudited)
COMMON STOCK — continued

	Shares	Value
CONSTRUCTION & ENGINEERING — 2.3%
KBR	30,000	$762,000

ELECTRONICS MANUFACTURER — 12.3%
Corning	100,000	1,828,000
Flextronics International Ltd.*	300,000	2,148,000

		3,976,000

INVESTMENT MANAGEMENT COMPANIES — 3.6%
Julius Baer Group	28,000	1,182,634

OIL, GAS & CONSUMABLE FUELS — 13.2%
Apache	15,000	1,515,300
Repsol	100,000	2,769,361

		4,284,661

RAILROADS — 2.8%
Norfolk Southern	15,000	922,350

SEMI-CONDUCTORS & INSTRUMENTS — 10.0%
ON Semiconductor*	250,000	1,917,500
TriQuint Semiconductor*	130,000	1,339,000

		3,256,500

TOTAL COMMON STOCK (Cost $21,129,505)		24,688,329

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
OCTOBER 31, 2010 (Unaudited)
PURCHASED OPTIONS — 18.0%

	Contracts/Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 1.5%
European Aeronautic Defence and Space European Call, Expires 06/17/11, Strike Price: $12.00*	500	$495,497

AUTO MANUFACTURERS — 2.9%
Volkswagen European Call, Expires 03/18/11, Strike Price: $60.00*	200	929,282

BUSINESS SERVICES — 4.4%
Western Union Call, Expires 01/21/12, Strike Price: $10.00*	2,000	1,420,000

CONTAINERS & PACKAGING — 0.7%
Owens-Illinois Call, Expires 01/22/11, Strike Price: $24.00*	500	230,000

OIL, GAS & CONSUMABLE FUELS — 7.3%
Apache Call, Expires 01/22/11, Strike Price: $60.00*	200	812,000
Hess Call, Expires 01/21/12, Strike Price: $40.00*	500	1,222,500
Repsol European Call, Expires 06/17/11, Strike Price: $15.00*	500	353,033

		2,387,533

SEMI-CONDUCTORS & INSTRUMENTS — 1.2%
Applied Materials Call, Expires 01/22/11, Strike Price: $9.00*	1,200	396,000

TOTAL PURCHASED OPTIONS (Cost $4,910,209)		5,858,312

WARRANTS — 2.4%
Bank of America, Expires 01/16/19, Strike Price: $13.30* (Cost $1,039,319)	130,000	767,000

SHORT-TERM INVESTMENT (A) — 3.5%
Union Bank, N.A. Money Market Fund, 0.020% (Cost $1,123,010)	1,123,010	1,123,010

TOTAL INVESTMENTS — 99.9% (Cost $28,202,043)		$32,436,651

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
OCTOBER 31, 2010 (Unaudited)
Percentages are based on Net Assets of $32,468,010.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2010.

Cl	Class

Ltd.	Limited
For details of gross appreciation (depreciation) on Contracts for Difference, reference the Statements of Assets and Liabilities.
Contracts For Difference held by the Fund at October 31, 2010, are as follows:

		Number of
		Contracts		Unrealized
Company		Long	Notional	Appreciation
Reference	Counterparty	(Short)	Amount	(Depreciation)

Amazon.com	Goldman Sachs	(12,000)	$(1,397,830)	$(583,850)
CVS Caremark	Goldman Sachs	100,000	2,987,168	24,832
Devon Energy	Goldman Sachs	60,000	3,758,629	142,571
Imperial Tobacco	Goldman Sachs	100,000	2,893,413	302,584
Lukoil	Goldman Sachs	50,000	2,833,560	(41,060)
SPDR S&P Retail ETF	Goldman Sachs	(15,000)	(655,739)	1,588
Target	Goldman Sachs	50,000	2,687,348	(90,348)

				$(243,683)

The following is a summary of inputs used as of October 31, 2010 in valuing the Fund’s investments carried at value:

Investments in
Securities	Level 1	Level 2	Level 3	Total
Common Stock	$24,688,329	$—	$—	$24,688,329
Purchased Options	5,858,312	—	—	5,858,312
Warrants	767,000	—	—	767,000
Short-Term Investment	1,123,010	—	—	1,123,010

Total Investments in Securities	$32,436,651	$—	$—	$32,436,651

Other Financial
Instruments	Level 1	Level 2	Level 3	Total
Contracts for Difference*	$—	$(243,683)	$—	$(243,683)

*	Contracts for Difference are valued at the unrealized appreciation (depreciation) on the instruments.
For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2010, there were no Level 3 securities.
For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2010 (Unaudited)
STATEMENTS OF ASSETS AND LIABILITIES

	Opportunity	International
	Fund	Equity Fund
Assets:
Cost of securities	$816,310,403	$23,243,540

Investments in securities at value	$988,476,566	$28,284,686
Cash held as collateral for contract for difference (Note 2)	4,244,928	—
Foreign Cash (Cost $— and $3,275, respectively)	—	3,275
Receivable for investment securities sold	—	406,784
Unrealized gain on contracts for difference	6,561,320	—
Receivable for settlement of contracts for difference	180,125	—
Receivable for capital shares sold	1,847,324	—
Dividends receivable	513,112	40,301
Receivable due to Investment Adviser	140,559	8,686
Receivable for dividend tax reclaim	—	16,121
Prepaid expenses	33,805	12,656

Total Assets	1,001,997,739	28,772,509

Liabilities:
Payable for investment securities purchased	1,524,618	589,243
Unrealized loss on contracts for difference	806,580	—
Investment Adviser fees payable	805,549	24,946
Payable for capital shares redeemed	738,815	4
Shareholder servicing fees payable	153,702	17,664
Payable due to administrator	54,886	1,538
Chief Compliance Officer fees payable	4,357	109
Payable due to trustees	978	26
Accrued expenses	273,018	25,734

Total Liabilities	4,362,503	659,264

Net Assets	$997,635,236	$28,113,245

Net Assets:
Paid-in Capital	$1,197,675,410	$30,960,504
Undistributed net investment income	14,749,321	427,595
Accumulated net realized loss on investments	(392,710,398)	(8,318,249)
Net unrealized appreciation on investments	172,166,163	5,041,146
Net unrealized appreciation on contracts for difference	5,754,740	—
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	2,249

Net Assets	$997,635,236	$28,113,245

Investor Class Shares:
Net Assets	$720,942,237	$28,113,245
Total shares outstanding at end of period	43,292,919	1,502,609
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$16.65	$18.71
Institutional Class Shares:
Net Assets	$276,692,999	N/A
Total shares outstanding at end of period	16,586,669	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$16.68	N/A
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2010 (Unaudited)
STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap	Aggressive
	Fund	Value Fund
Assets:
Cost of securities	$201,875,365	$28,202,043

Investments in securities at value	$223,615,470	$32,436,651
Cash held as collateral for contract for difference (Note 2)	—	398,978
Receivable for investment securities sold	3,047,354	—
Unrealized gain on contracts for difference	—	471,575
Receivable for capital shares sold	2,508,740	157,581
Receivable due to Investment Adviser	39,522	7,240
Dividends receivable	6,949	17,010
Receivable for dividend tax reclaim	—	5,274
Prepaid expenses	24,258	12,341

Total Assets	229,242,293	33,506,650

Liabilities:
Payable for investment securities purchased	5,248,009	—
Payable for capital shares redeemed	911,541	7,706
Investment Adviser fees payable	186,948	26,337
Shareholder servicing fees payable	55,073	6,367
Payable due to administrator	11,526	1,705
Chief Compliance Officer fees payable	592	123
Payable due to trustees	300	43
Unrealized loss on contracts for difference	—	715,258
Payable for settlement of contracts for difference	—	8,134
Payable for closed contracts for difference	—	561
Payable due to custodian	—	251,867
Accrued expenses	38,448	20,539

Total Liabilities	6,452,437	1,038,640

Net Assets	$222,789,856	$32,468,010

Net Assets:
Paid-in Capital	$208,769,831	$26,998,121
Undistributed net investment income (loss)	(172,265)	784,118
Accumulated net realized gain (loss) on investments	(7,547,815)	694,421
Net unrealized appreciation on investments	21,740,105	4,234,608
Net unrealized depreciation on contracts for difference	—	(243,683)
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	425

Net Assets	$222,789,856	$32,468,010

Investor Class Shares:
Net Assets	$169,458,452	$32,468,010
Total shares outstanding at end of period	10,917,594	2,803,234
Net Asset Value Per Share (Net Asset ÷ Shares Outstanding)	$15.52	$11.58
Institutional Class Shares:
Net Assets	$53,331,404	N/A
Total shares outstanding at end of period	3,420,935	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$15.59	N/A
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE SIX MONTHS ENDED
OCTOBER 31, 2010 (Unaudited)
STATEMENTS OF OPERATIONS

		International
	Opportunity	Equity
	Fund	Fund
Investment Income
Dividends	$9,214,612	$318,083
Less: Foreign Taxes Withheld	(80,684)	(23,671)

Total Investment Income	9,133,928	294,412

Expenses
Investment Advisory Fees	4,827,291	136,273
Shareholder Servicing Fees — Investor Class	902,887	25,957
Administration Fees	333,737	8,521
Trustees’ Fees	14,606	345
Chief Compliance Officer Fees	8,022	192
Transfer Agent Fees	216,724	15,334
Printing Fees	141,569	3,533
Legal Fees	31,987	768
Custodian Fees	22,199	6,359
Registration & Filing Fees	20,014	8,870
Audit Fees	10,024	9,604
Other Expenses	27,184	5,906

Total Expenses	6,556,244	221,662

Less:
Investment Advisory Fees Waiver	(822,894)	(52,886)
Fess Paid Indirectly (Note 3)	(960)	(38)

Net Expenses	5,732,390	168,738

Net Investment Income	3,401,538	125,674

Net Realized Gain on Investments	60,732,459	58,797
Net Realized Gain on Contracts for Difference	11,875,281	88,893
Net Realized Gain (Loss) on Foreign Currency Transactions	301,327	(4,938)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(62,441,078)	1,958,956
Net Change in Unrealized Appreciation (Depreciation) on Contracts for Difference	(1,162,359)	—
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(9,381)

Net Gain on Investments, Contracts for Difference and Foreign Currency Transactions	9,305,630	2,092,327

Net Increase in Net Assets from Operations	$12,707,168	$2,218,001

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE SIX MONTHS ENDED
OCTOBER 31, 2010 (Unaudited)
STATEMENTS OF OPERATIONS

	Small Cap	Aggressive
	Fund	Value Fund
Investment Income
Dividends	$742,529	$915,457
Less: Foreign Taxes Withheld	—	(15,142)

Total Investment Income	742,529	900,315

Expenses
Investment Advisory Fees	791,963	138,654
Shareholder Servicing Fees — Investor Class	125,219	34,663
Administration Fees	49,455	9,101
Trustees’ Fees	1,737	383
Chief Compliance Officer Fees	1,056	215
Transfer Agent Fees	69,052	15,437
Printing Fees	21,192	3,971
Registration & Filing Fees	19,704	10,200
Audit Fees	9,639	9,605
Legal Fees	4,459	868
Custodian Fees	2,636	5,201
Other Expenses	2,719	961

Total Expenses	1,098,831	229,259

Less:
Investment Advisory Fees Waiver	(183,528)	(28,637)
Fess Paid Indirectly (Note 3)	(509)	(12)

Net Expenses	914,794	200,610

Net Investment Income (Loss)	(172,265)	699,705

Net Realized Gain on Investments	4,051,801	1,764,594
Net Realized Gain on Contracts for Difference	—	790,935
Net Realized Loss on Foreign Currency Transactions	—	(188,643)
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,529,491	(818,098)
Net Change in Unrealized Appreciation (Depreciation) on Contracts for Difference	—	(447,991)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities
Denominated in Foreign Currencies	—	(22,235)

Net Gain on Investments, Contracts for Difference and Foreign Currency Transactions	8,581,292	1,078,562

Net Increase in Net Assets from Operations	$8,409,027	$1,778,267

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	October 31, 2010	April 30,
	(Unaudited)	2010
Operations:
Net Investment Income	$3,401,538	$10,131,880
Net Realized Gain on Investments	60,732,459	41,578,227
Net Realized Gain on Contracts for Difference	11,875,281	13,592,852
Net Realized Gain (Loss) on Foreign Currency Transactions	301,327	(1,700)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Contracts for Difference	(63,603,437)	289,422,008

Net Increase in Net Assets Resulting from Operations	12,707,168	354,723,267

Dividends and Distributions:
Net Investment Income:
Investor Shares	—	(1,047,025)
Institutional Shares	—	(1,172,127)

Total Dividends and Distributions	—	(2,219,152)

Capital Share Transactions:
Investor Shares
Issued	83,758,224	186,682,487
Reinvestment of Dividends	—	904,439
Redeemed	(184,681,888)	(266,830,178)

Net Decrease in Net Assets from Investor Class Share Transactions	(100,923,664)	(79,243,252)

Institutional Shares
Issued	14,573,947	116,246,646
Reinvestment of Dividends	—	1,155,544
Redeemed	(73,047,150)	(115,423,680)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(58,473,203)	1,978,510

Net Decrease in Net Assets from Capital Share Transactions	(159,396,867)	(77,264,742)

Total Increase (Decrease) in Net Assets	(146,689,699)	275,239,373
Net Assets:
Beginning of period	1,144,324,935	869,085,562

End of period (including undistributed (including accumulated net investment income of $14,749,321 and $11,347,783, respectively)	$997,635,236	$1,144,324,935

Share Transactions:
Investor Shares
Issued	5,500,380	12,854,090
Reinvestment of Dividends	—	57,461
Redeemed	(11,958,077)	(18,702,765)

Total Decrease in Investor Class Shares	(6,457,697)	(5,791,214)

Institutional Shares
Issued	954,400	8,275,279
Reinvestment of Dividends	—	73,414
Redeemed	(4,776,384)	(8,414,504)

Total Decrease in Institutional Class Shares	(3,821,984)	(65,811)

Net Decrease in Shares Outstanding	(10,279,681)	(5,857,025)

Amounts designated as “—” are $0 or zero shares or have been rounded to $0 or zero shares.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	October 31, 2010	April 30,
	(Unaudited)	2010
Operations:
Net Investment Income	$125,674	$332,501
Net Realized Gain on Investments	58,797	4,106,832
Net Realized Gain on Contracts for Difference	88,893	87,181
Net Realized Loss on Foreign Currency Transactions	(4,938)	(27,360)
Net Change in Unrealized Appreciation on Investments and Contracts for Difference	1,958,956	3,380,862
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(9,381)	11,672

Net Increase in Net Assets Resulting from Operations	2,218,001	7,891,688

Capital Share Transactions:
Issued	3,134,784	1,903,540
Redemption Fees — Note 2	5,112	1,580
Redeemed	(2,761,375)	(2,990,514)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	378,521	(1,085,394)

Total Increase in Net Assets	2,596,522	6,806,294

Net Assets:
Beginning of period	25,516,723	18,710,429

End of period (including undistributed net investment income of $427,595 and $301,921, respectively)	$28,113,245	$25,516,723

Share Transactions:
Issued	192,589	122,617
Redeemed	(162,949)	(194,050)

Net Increase (Decrease) in Shares Outstanding	29,640	(71,433)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	October 31, 2010	April 30,
	(Unaudited)	2010
Operations:
Net Investment Loss	$(172,265)	$(319,142)
Net Realized Gain on Investments	4,051,801	7,191,782
Net Change in Unrealized Appreciation on Investments	4,529,491	21,834,819

Net Increase in Net Assets Resulting from Operations	8,409,027	28,707,459

Capital Share Transactions:
Investor Shares
Issued	102,834,467	87,257,964
Redemption Fees — Note 2	9,807	1,695
Redeemed	(60,070,776)	(31,984,055)

Net Increase in Net Assets from Investor Class Share Transactions	42,773,498	55,275,604

Institutional Shares
Issued	41,969,499	7,012,892
Redeemed	(1,134,493)	(63,489)

Net Increase in Net Assets from Institutional Class Share Transactions	40,835,006	6,949,403

Net Increase in Net Assets from Capital Share Transactions	83,608,504	62,225,007

Total Increase in Net Assets	92,017,531	90,932,466
Net Assets:
Beginning of period	130,772,325	39,839,859

End of period (including undistributed (including accumulated net investment loss of ($172,265) and $—, respectively)	$222,789,856	$130,772,325

Share Transactions:
Investor Shares
Issued	7,151,331	6,609,876
Redeemed	(4,377,354)	(2,551,325)

Total Increase in Investor Class Shares	2,773,977	4,058,551

Institutional Shares
Issued	2,943,611	492,187
Redeemed	(78,937)	(4,226)

Total Increase in Institutional Class Shares	2,864,674	487,961

Net Increase in Shares Outstanding	5,638,651	4,546,512

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	October 31, 2010	April 30,
	(Unaudited)	2010
Operations:
Net Investment Income (Loss)	$699,705	$(33,253)
Net Realized Gain on Investments	1,764,594	7,068,671
Net Realized Gain on Contracts for Difference	790,935	1,724,645
Net Realized Loss on Foreign Currency Transactions	(188,643)	(32,164)
Net Change in Unrealized Appreciation (Depreciation) on Investment, Contracts for Difference and Written Options	(1,266,089)	3,387,062
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(22,235)	22,212

Net Increase in Net Assets Resulting from Operations	1,778,267	12,137,173

Capital Share Transactions:
Issued	4,714,040	5,277,513
Redemption Fees — Note 2	—	1,819
Redeemed	(3,740,036)	(4,320,571)

Net Increase in Net Assets from Capital Share Transactions	974,004	958,761

Total Increase in Net Assets	2,752,271	13,095,934

Net Assets:
Beginning of period	29,715,739	16,619,805

End of period (including undistributed net investment income of $784,118 and $84,413, respectively)	$32,468,010	$29,715,739

Share Transactions:
Issued	459,826	556,702
Redeemed	(374,161)	(502,357)

Net Increase in Shares Outstanding	85,665	54,345

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Investor Class Shares@
	Six Months
	Ended
	October 31,
	2010		Year Ended April 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.31		$11.43	$18.65	$20.97	$18.98	$16.31
Income (Loss) from Operations:
Net Investment Income(1)	0.05		0.13	0.11	0.03	0.09	0.09
Net Realized and Unrealized Gain (Loss)	0.29		4.77	(7.04)	(1.45)	2.25	2.66

Total from Operations	0.34		4.90	(6.93)	(1.42)	2.34	2.75

Dividends and Distributions:
Net Investment Income	—		(0.02)	(0.09)	(0.06)	(0.09)	(0.04)
Net Realized Gain	—		—	(0.20)	(0.84)	(0.26)	(0.04)

Total Dividends and Distributions	—		(0.02)	(0.29)	(0.90)	(0.35)	(0.08)

Net Asset Value, End of Period	$16.65		$16.31	$11.43	$18.65	$20.97	$18.98

Total Return†	2.08%		42.89%	(37.05)%	(6.90)%	12.37%	16.87%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$720,942		$811,337	$634,969	$1,085,391	$1,676,270	$916,371
Ratio of Expenses to Average Net Assets	1.20	%*	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.36	%*	1.35%	1.35%	1.31%	1.29%	1.34%
Ratio of Net Investment Income to Average Net Assets	0.59	%*	0.91%	0.83%	0.16%	0.48%	0.51%
Portfolio Turnover Rate	31	%**	78%	131%	67%	59%	38%

@	Prior to November 3, 2005, Investor Class Shares were offered as Institutional Class Shares.

*	Annualized

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return would have been lower had the Adviser not waived a portion of its fee. Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Six Months
	Ended						November 3,
	October 31,						2005* to
	2010		Year Ended April 30,				April 30,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.32		$11.43	$18.68	$21.00	$18.99	$17.27
Income (Loss) from Operations:
Net Investment Income(1)	0.07		0.17	0.14	0.08	0.15	0.07
Net Realized and Unrealized Gain (Loss)	0.29		4.78	(7.07)	(1.44)	2.25	1.74

Total from Operations	0.36		4.95	(6.93)	(1.36)	2.40	1.81

Dividends and Distributions:
Net Investment Income	—		(0.06)	(0.12)	(0.12)	(0.13)	(0.05)
Net Realized Gain	—		—	(0.20)	(0.84)	(0.26)	(0.04)

Total Dividends and Distributions	—		(0.06)	(0.32)	(0.96)	(0.39)	(0.09)

Net Asset Value, End of Period	$16.68		$16.32	$11.43	$18.68	$21.00	$18.99

Total Return†	2.21%		43.29%	(36.94)%	(6.60)%	12.67%	10.49%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$276,693		$332,988	$234,117	$798,469	$965,942	$957,570
Ratio of Expenses to Average Net Assets	0.95	%**	0.95%	0.95%	0.95%	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.11	%**	1.10%	1.08%	1.05%	1.03%	1.07	%**
Ratio of Net Investment Income to Average Net Assets	0.85	%**	1.15%	0.99%	0.40%	0.76%	0.80	%**
Portfolio Turnover Rate	31	%***	78%	131%	67%	59%	38	%***

*	Commencement of Operations

**	Annualized

***	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return would have been lower had the Adviser not waived a portion of its fee. Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Six Months
	Ended
	October 31,
	2010		Year Ended April 30,
	(Unaudited)		2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$17.32		$12.11	$25.85		$26.27	$26.05	$22.17
Income (Loss) from Operations:
Net Investment Income(1)	0.08		0.22	0.16		0.15	0.23	0.25
Net Realized and Unrealized Gain (Loss)	1.31		4.99	(12.44)		1.73	3.50	6.06

Total from Operations	1.39		5.21	(12.28)		1.88	3.73	6.31

Dividends and Distributions:
Net Investment Income	—		—	(0.14)		(0.20)	(0.16)	(0.03)
Net Realized Gain	—		—	(1.31)		(2.10)	(3.40)	(2.40)
Return of Capital	—		—	(0.01)		—	—	—

Total Dividends and Distributions	—		—	(1.46)		(2.30)	(3.56)	(2.43)

Redemption Fees	0.00	(2)	0.00 (2)	0.00	(2)	0.00 (2)	0.05	0.00 (2)

Net Asset Value, End of Period	$18.71		$17.32	$12.11		$25.85	$26.27	$26.05

Total Return†	8.03	%‡	43.02%‡	(47.44	)%‡	6.85%	15.61%‡	30.65%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$28,113		$25,517	$18,710		$43,609	$39,631	$42,150
Ratio of Expenses to Average Net Assets	1.30	%*	1.30%	1.38	%(3)	1.50%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.71	%*	1.75%	1.65%		1.52%	1.53%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.97	%*	1.39%	1.00%		0.56%	0.91%	1.08%
Portfolio Turnover Rate	33	%**	86%	161%		114%	92%	102%

*	Annualized

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Total return would have been lower had the Adviser not waived a portion of its fee.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.39%.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Investor Class Shares
	Six Months
	Ended
	October 31,
	2010		Year Ended April 30,
	(Unaudited)		2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$15.03		$9.59	$13.53		$16.43	$14.86	$11.13
Income (Loss) from Operations:
Net Investment Loss(1)	(0.01)		(0.06)	(0.05)		(0.06)	(0.11)	(0.12)
Net Realized and Unrealized Gain (Loss)	0.50		5.50	(3.89)		(2.15)	1.97	4.57

Total from Operations	0.49		5.44	(3.94)		(2.21)	1.86	4.45

Dividends and Distributions:
Net Investment Income	—		—	—		—	—	(0.03)
Net Realized Gain	—		—	—		(0.69)	(0.29)	(0.69)

Total Dividends and Distributions	—		—	—		(0.69)	(0.29)	(0.72)

Redemption Fees	0.00	(2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$15.52		$15.03	$9.59		$13.53	$16.43	$14.86

Total Return†	3.26%		56.73%‡	(29.12	)%‡	(13.55)%	12.63%‡	40.98%‡

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$169,459		$122,384	$39,184		$68,935	$72,130	$13,654
Ratio of Expenses to Average Net Assets	1.25	%*	1.24%	1.32	%(3)	1.43%	1.50%	1.69%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.49	%*	1.60%	1.58%		1.46%	1.55%	3.00%
Ratio of Net Investment Loss to Average Net Assets	(0.17	)%*	(0.52)%	(0.42)%		(0.42)%	(0.72)%	(0.90)%
Portfolio Turnover Rate	63	%**	99%	103%		124%	81%	91%

*	Annualized

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Total return would have been lower had the Adviser not waived a portion of its fee.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.34%.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Institutional Class Shares
	Six Months
	Ended		Year	October 31,
	October 31,		Ended	2008* to
	2010		April 30,	April 30,
	(Unaudited)		2010	2009
Net Asset Value, Beginning of Period	$15.08		$9.60	$9.60
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.04)		(0.07)	0.01
Net Realized and Unrealized Gain (Loss)	0.55		5.55	(0.01)

Total from Operations	0.51		5.48	—

Redemption Fees	—		— (2)	—

Net Asset Value, End of Period	$15.59		$15.08	$9.60

Total Return†	3.38%		57.08%	0.00%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$53,331		$8,388	$656
Ratio of Expenses to Average Net Assets	1.05	%**	1.05%	1.05	%**(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30	%**	1.42%	1.66	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.52	)%**	(0.49)%	0.12	%**
Portfolio Turnover Rate	63	%***	99%	103	%***

*	Commencement of Operations

**	Annualized.

***	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived a portion of its fee.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.10%.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year	Year	August 31,
	October 31,		Ended	Ended	2007* to
	2010		April 30,	April 30,	April 30,
	(Unaudited)		2010	2009	2008
Net Asset Value, Beginning of Period	$10.93		$6.24	$10.77	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.26		(0.01)	0.02	(0.03)
Net Realized and Unrealized Gain (Loss)	0.39		4.70	(4.42)	0.81

Total from Operations	0.65		4.69	(4.40)	0.78

Dividends and Distributions:
Net Investment Income	—		—	—	(0.01)
Net Realized Gain	—		—	(0.14)	—
Return of Capital	—		—	— (2)	—

Total Dividends and Distributions	—		—	(0.14)	(0.01)

Redemption Fees	0.00	(2)	0.00 (2)	0.01	0.00	(2)

Net Asset Value, End of Period	$11.58		$10.93	$6.24	$10.77

Total Return†	5.95%		75.16%	(40.52)%	7.83%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$32,468		$29,716	$16,620	$21,921
Ratio of Expenses to Average Net Assets	1.45	%**	1.50%	1.50%	1.50	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.65	%**	1.71%	1.70%	2.23	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	5.05	%**	(0.14)%	0.25%	(0.46)	%**
Portfolio Turnover Rate	90	%***	205%	296%	184	%***

*	Commencement of Operations

**	Annualized

***	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund (collectively the “Funds,” individually a “Fund”). Each of the Funds seeks total return and capital preservation, except for the Aggressive Value Fund, which seeks long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the Significant Accounting Policies followed by the Funds.
Use of Estimates —The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
The Cambiar International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.
If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund shall value all securities held in the corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
(Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)
Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the six months ended October 31, 2010, there have been no significant changes to the Funds’ fair value methodologies.
Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
The Cambiar International Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Cambiar International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.
Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
As of October 31, 2010, none of the Funds had open positions in written options.
Contracts for Difference — The Funds are authorized to enter into various contracts, including contracts for difference (“CFD’s”), for the purposes of capitalizing on valuation anomalies that exist in the market. CFD’s are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. The contracts have no expiration date.
The CFD’s utilized in Cambiar’s Opportunity Fund and Aggressive Value Fund are effectively total return swaps. In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the CFD. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFD’s are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFD’s involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. CFD’s outstanding at period end, if any, are listed on the Schedule of Investments. In connection with CFD’s, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2010, the Opportunity and Aggressive Value Funds held CFD’s.
Expenses — Expenses of the Trust can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.
Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.
Redemption Fees — The Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the six months ended October 31, 2010, the Funds retained fees of $5,112, $9,807 and $0, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders.
3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:
The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.08% of the first $500 million, 0.06% of the next $500 million, 0.045% of the next $2 billion and 0.035% of any amount above $3 billion of the Funds’ average daily net assets, subject to a minimum fee of $50,000 per Fund plus $10,000 for each class of shares, not including the first class, of any Fund.
The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.
The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the “Adviser”).
Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.
The Funds earn cash management credits which are used to offset transfer agent expenses. During the six months ended October 31, 2010, the Cambiar Opportunity, Cambiar International Equity, Cambiar Small Cap and Cambiar Aggressive Value Funds earned credits of $960, $38, $509 and $12, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.
Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.
4. Investment Advisory Agreements:
Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 1.00% of the first $500 million, 0.90% of assets between $500 million and $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund’s average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity, the Cambiar Small Cap and the Cambiar Aggressive Value Funds at an annual rate of 1.05%, 1.05% and 1.00%, respectively, of each Fund’s average daily net assets.
Prior to September 1, 2010, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, which were calculated based on each Funds average daily net assets, in order to keep the total operating expenses of each Fund from exceeding certain voluntary expense limitations. Accordingly, the voluntary expense limitations for each Fund were as follows:

Voluntary Expense
Limitations
Opportunity Fund, Investor Class	1.20%
Opportunity Fund, Institutional Class	0.95%
International Equity Fund, Investor Class	1.30%
Small Cap Fund, Investor Class	1.30%
Small Cap Fund, Institutional Class	1.05%
Aggressive Value Fund, Investor Class	1.50%

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
Effective September 1, 2010 the Adviser has contractually agreed, through September 1, 2011, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep the total operating expenses of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense
Limitations
Opportunity Fund, Investor Class	1.20%
Opportunity Fund, Institutional Class	0.95%
International Equity Fund, Investor Class	1.30%
Small Cap Fund, Investor Class	1.30%
Small Cap Fund, Institutional Class	1.05%
Aggressive Value Fund, Investor Class	1.35%
5. Investment Transactions:
For the period ended October 31, 2010, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Opportunity Fund	$300,942,309	$454,597,747
International Equity Fund	9,209,894	8,084,874
Small Cap Fund	172,205,190	91,365,997
Aggressive Value Fund	22,293,902	20,409,603
There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.
6. Federal Tax Information:
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions, investments in master limited partnerships, investments in contracts for differences, reclassification of distributions and certain net operating

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature.
The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
Opportunity Fund
2010	$2,219,152	$—	$—	$2,219,152
2009	8,558,754	18,055,345	—	26,614,099

International Equity Fund
2010	—	—	—	—
2009	240,135	2,081,002	26,208	2,347,345

Small Cap Fund
2010	—	—	—	—
2009	—	—	—	—

Aggressive Value Fund
2010	—	—	—	—
2009	476,354	—	332	476,686
As of April 30, 2010, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar	Cambiar	Cambiar	Cambiar
	Opportunity	International	Small Cap	Aggressive
	Fund	Equity Fund	Fund	Value Fund
Undistributed Ordinary Income	$11,347,782	$327,491	$—	$115,054
Capital Loss Carryforwards	(433,422,436)	(8,128,643)	(11,310,964)	(1,363,238)
Post-October Losses	—	(25,580)	—	(126,496)
Post-October Currency Losses	—	—	—	(30,389)
Net Unrealized Appreciation	209,327,312	2,761,465	16,921,962	5,096,944
Other Temporary Differences	—	7	—	(253)

Total Distributable Earnings (Accumulated Losses)	$(212,747,342)	$(5,065,260)	$5,610,998	$3,691,622

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net realized gains. As of April 30, 2010, the following Funds had capital loss carryforwards:

				Total Capital
	Expires	Expires	Expires	Loss
	2016	2017	2018	Carryforwards
Cambiar Opportunity Fund	$—	$191,412,187	$242,010,249	$433,422,436
Cambiar International Equity Fund	—	8,128,643	—	8,128,643
Cambiar Small Cap Fund	2,796,212	6,711,991	1,802,761	11,310,964
Cambiar Aggressive Value Fund	—	1,363,238	—	1,363,238
Post-October losses represent losses realized on investment transactions from November 1, 2009 through April 30, 2010 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.
During the year ended April 30, 2010, the Cambiar International Equity Fund and Cambiar Aggressive Value Fund utilized $445,555 and $3,013,764, respectively, of capital loss carryforwards to offset capital gains.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2010, were as follows:

		Aggregate Gross	Aggregate Gross
	Federal	Unrealized	Unrealized	Net Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Opportunity Fund	$816,310,403	$195,665,601	$(23,499,438)	$172,166,163
International Equity Fund	23,243,540	5,211,717	(170,571)	5,041,146
Small Cap Fund	201,875,365	24,092,788	(2,352,683)	21,740,105
Aggressive Value Fund	28,202,043	5,532,494	(1,297,886)	4,234,608

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
7. Risks:
At October 31, 2010, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, can-not be established; however, based on experience, the risk of loss from such claims is considered remote.
8. Other:
At October 31, 2010, 59% of total shares outstanding were held by two record share-holders in the Cambiar Opportunity Fund, Investor Class, 87% of total shares out-standing were held by one record shareholder in the Cambiar Opportunity Fund, Institutional Class, 30% of total shares outstanding were held by two record share-holders in the Cambiar International Equity Fund, Investor Class, 79% of total shares outstanding were held by four record shareholders in the Cambiar Small Cap Fund, Investor Class, 58% of total shares outstanding were held by one record shareholder in the Cambiar Small Cap Fund, Institutional Class and 69% of the total shares outstanding were held by three record shareholder in the Cambiar Aggressive Value Fund, each owning 10% or greater of the aggregate total shares outstanding. These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.
9. Subsequent Events:
The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you under-stand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	5/01/10	10/31/10	Ratios	Period*

Cambiar Opportunity Fund — Investor Class
Actual Fund Return	$1,000.00	$1,020.80	1.20%	$6.11
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11

Cambiar Opportunity Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,022.10	0.95%	$4.84
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84

Cambiar International Equity Fund
Actual Fund Return	$1,000.00	$1,080.30	1.30%	$6.82
Hypothetical 5% Return	$1,000.00	$1,018.65	1.30%	$6.61

Cambiar Small Cap Fund — Investor Class
Actual Fund Return	$1,000.00	$1,032.60	1.25%	$6.40
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36

Cambiar Small Cap Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,033.80	1.05%	$5.38
Hypothetical 5% Return	$1,000.00	$1,019.91	1.05%	$5.35

Cambiar Aggressive Value Fund
Actual Fund Return	$1,000.00	$1,059.50	1.45%	$7.53
Hypothetical 5% Return	$1,000.00	$1,017.90	1.45%	$7.37

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Board Considerations in Re-Approving the Advisory Agreement for the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund. Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.
Prior to this year’s meeting held on May 18-19, 2010, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.
At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, ownership structure, assets under management, personnel, investment approach, including use of derivatives, risk management and business plan. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent, and Quality of Services Provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.
The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Investment Performance of the Funds and the Adviser. The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last renewed as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that each Fund had outperformed its respective benchmark index over various periods of time. Based on this information, the Board concluded that each Fund’s performance was generally favorable to that of its benchmark index over various periods of time and was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Costs of Advisory Services, Profitability and Economies of Scale. In concluding that the advisory fees payable by each Fund were reasonable, the Trustees reviewed a report of the advisory fees paid by each Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

NOTES

NOTES

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121
1-866-777-8227
Investment Adviser
Cambiar Investors, LLC
2401 E. Second Avenue
Suite 400
Denver, CO 80206
Distributor
SEI Investments Distribution Co.
Oaks, PA 19456
Administrator
SEI Investments Global Funds Services
Oaks, PA 19456
Legal Counsel
Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
This information must be preceded or accompanied by a current prospectus for the Funds described.
CMB-SA-001-0900

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments.
Scheduled of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Philip T. Masterson

Philip T. Masterson, President
Date: December 30, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Philip T. Masterson

Philip T. Masterson, President

Date: December 30, 2010

By (Signature and Title)	/s/ Michael Lawson

Michael Lawson, Treasurer, Controller & CFO
Date: December 30, 2010